UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 24, 2015

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2015 annual general meeting of the shareholders of Noble Corporation, a company incorporated in England and Wales (the “Company”), was held on April 24, 2015. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2016:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie H. Edwards	168,667,328	3,029,382	1,563,263	31,977,692

(2)	Resolution 2: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire in 2016:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	169,764,630	1,916,447	1,578,896	31,977,692

(3)	Resolution 3: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire in 2016:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	169,090,476	1,918,259	2,251,238	31,977,692

(4)	Resolution 4: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2016:

Nominee	For	Against	Abstain	Broker Non-Votes
Mary P. Ricciardello	169,297,351	2,456,471	1,506,151	31,977,692

(5)	Resolution 5: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire in 2016:

Nominee	For	Against	Abstain	Broker Non-Votes
David W. Williams	168,052,207	3,262,697	1,945,069	31,977,692

(6)	Resolution 6: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015 was approved.

For	Against	Abstain	Broker Non-Votes
202,638,651	2,040,128	558,886	—

(7)	Resolution 7: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2016 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
203,307,185	1,352,322	578,158	—

(8)	Resolution 8: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
171,303,072	1,400,909	555,992	31,977,692

(9)	Resolution 9: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
110,595,805	59,591,373	3,072,795	31,977,692

(10)	Resolution 10: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2014, was approved.

For	Against	Abstain	Broker Non-Votes
112,615,938	58,866,710	1,777,325	31,977,692

(11)	Resolution 11: The resolution to approve the Noble Corporation 2015 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
162,996,341	7,209,713	3,053,919	31,977,692

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2015

NOBLE CORPORATION

By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer